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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

GL Energy and Exploration, Inc. (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders:

        We are writing to advise you that GL Energy and Exploration, Inc. (the "GL Energy") has entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with American Southwest Music Distribution, Inc. ("American Southwest"), a privately held Texas corporation, with offices in Santa Fe Springs, California. American Southwest will merge with and into GL Energy (the "Merger"). GL Energy will be the surviving corporation. Pursuant to the Merger Agreement, all of American Southwest's outstanding shares will be converted into shares of GL Energy's common stock. Pursuant to the Merger Agreement, GL Energy will amend and restate its Certificate of Incorporation to change GL Energy's corporate name to "American Southwest Music Distribution, Inc" (the "Name Change"). Following the Merger, GL Energy has agreed to reverse split your shares of common stock by 1 for 35 (the "Reverse Stock Split").

        GL Energy's Board of directors approved the Merger and GL Energy's Name Change. Under Section 228 of the General Corporations Law of the State of Delaware, action by stockholders may be taken without a meeting, by written consent of the shareholders having not less than the minimum number of votes that are necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. A majority of GL Energy's stockholders approved the Merger by written consent in lieu of a meeting, on October 15, 2004. A stockholder owning 16,400,000 shares of the 32,473,042 shares of common stock outstanding as of October 15, 2004 consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and GL Energy's By-Laws to approve the actions. Accordingly, the actions will not be submitted to GL Energy's other stockholders for a vote. No other vote or stockholder action is required.

        The Merger will not be effective until the Certificate of Merger between GL Energy and American Southwest is filed with Delaware's Secretary of State. Immediately following the Merger, GL Energy's board of directors will seek shareholder approval, by written consent in lieu of a meeting from the holders of a majority of the outstanding voting stock, of the Reverse Stock Split at the rate of 1 share for every 35 shares outstanding, and an approval of an increase in the authorized common stock, $.001 par value, from 2,857,142 shares to 100,000,000 shares of common stock. The board of directors has already unanimously approved the Reverse Stock Split.

        This Information Statement is first being furnished on or about January     , 2004, to the shareholders of record as of the close of business of December 20, 2004 of the common stock of GL Energy. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement is being sent in compliance with Section 228(e) of the Delaware General Corporation Law.

        YOU ARE NOT REQUIRED TO TAKE ANY ACTION. THE ACCOMPANYING INFORMATION STATEMENT IS FURNISHED ONLY TO INFORM OUR STOCKHOLDERS OF THE ACTION DESCRIBED ABOVE BEFORE IT TAKES EFFECT IN ACCORDANCE WITH RULE 14C-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. PLEASE READ THE ACCOMPANYING INFORMATION STATEMENT CAREFULLY.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

1

        COMPLETION OF THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF GL ENERGY AND GL ENERGY'S ASSUMPTION OF AMERICAN SOUTHWEST'S ASSETS, LIABILITIES AND OPERATIONS.

        PLEASE NOTE THAT GL ENERGY'S CONTROLLING STOCKHOLDERS VOTED TO APPROVE THE MERGER and THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS.

                      Sincerely,

                      David Michery, President

December    , 2004

2

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C
THEREUNDER

CONCERNING CORPORATE ACTIONS BY THE BOARD OF DIRECTORS
AND APPROVED TO BY WRITTEN CONSENT OF STOCKHOLDERS
OWNING A MAJORITY OF SHARES OF COMMON STOCK

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

        This Information Statement is being furnished to the stockholders of GL Energy and Exploration Inc., a Delaware corporation, which we will refer to herein as "GL Energy", "we," "our" or "us." The Information Statement is being sent to the stockholders to advise them of the corporate action described below, taken by the Board of directors and authorized by written consent of a stockholder owning a majority GL Energy outstanding common stock. These actions were taken accordance with Section 228 of the General Corporations Law of the State of Delaware, which allows actions by stockholders without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present.

        On the Record Date, there were 16,400,000 shares of our common stock issued and outstanding. On the Record Date, common stock constituted our sole outstanding class of voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

        This Information Statement is first being sent, on or about January     , 2004, by first class mail to all holders of record of GL Energy's common stock on the close of business December 20, 2004 (the "Record Date"). GL Energy will pay all costs will pay all costs associated with the printing, mailing and distribution of this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. GL Energy will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of GL Energy's common stock.

        GL Energy will only deliver one information statement to multiple stockholders sharing the same address unless GL Energy receives contrary instructions from one or more of the stockholders. GL Energy will promptly deliver a separate copy of this information statement and future shareholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

GL Energy and Exploration, Inc.
10330 Pioneer Blvd. #290
Santa Fe Springs, California 90670
Telephone (562) 903-1114
Fax (562) 903-9799

        Security holders may also address future requests regarding delivery of information statements and/ or annual reports by contacting GL Energy at the address listed above.

        NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        On October 15, 2004, and in connection with the Merger Agreement, our controlling stockholder, who beneficially owns 16,400,000 shares, or approximately 50.50%, of GL Energy's issued and outstanding Common Stock, consented in writing to the following:

  1.
  Approval of the Merger Agreement between GL Energy and American Southwest. Pursuant to the Merger Agreement, GL Energy will issue to American Southwest's stockholders an aggregate of 22,500,000 shares of GL Energy's common stock and 23,980 shares of GL Energy's Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible into GL Energy's common stock, at the rate of $.04 per share, and prior to the Reverse Stock Split, the Series A Convertible Preferred Stock may be converted into 599,500,000 shares of common stock. Each share of Series A Convertible Preferred Stock will entitle the holders to vote the number shares equal to the number of shares of common stock into which the Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the date of the Reverse Stock Split. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock. At the time of the Reverse Stock Split, the Series A Convertible Preferred Stockholders will hold 17,128,572 shares of common stock. After giving effect to the Reverse Stock Split and the Merger, GL Energy's total issued and outstanding shares of common stock will, then, total approximately 19,984,944, and

  2.
  Approval of a name change, upon the closing of the Merger, to "American Southwest Music Distribution, Inc."

        The Controlling Stockholders did not consent to or consider any other corporate action.

        Because the Controlling Shareholders holding at least a majority of the voting rights of GL Energy's outstanding Stock voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership GL Energy's stock, no other stockholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on January 10, 2004. This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

FORWARD LOOKING INFORMATION

        This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the merger transaction and our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this information statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained in this information statement should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this information statement.

        Except as required under federal securities laws and the rules and regulations of the SEC, we do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

        For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

GENERAL

        This Information Statement is being furnished to all of our stockholders of record on December 20, 2004 in connection with the approval by GL Energy's board of directors and our Controlling Stockholder of:

    •
    The Merger Agreement between American Southwest and GL Energy. The form of the Agreement and Plan of Reorganization with American Southwest is attached to this Information Statement as Appendix A; and

    •
    An amendment and restatement of our certificate of incorporation that will change our corporate name, upon the close of the Merger, to "American Southwest Music Distribution." The form of the GL Energy's Certificate of Amendment of the Certificate of Incorporation (the "Amended Articles") is attached to this Information Statement as Appendix B.

        Following the Merger, GL Energy has agreed to a Reverse Stock Split of your shares of common stock by 1 for 35. All of the foregoing has been approved in order to effect the Merger contemplated by the Merger Agreement dated October 13, 2004 with American Southwest. Pursuant to the Merger Agreement, we will issue to the stockholders of American Southwest 22,500,000 shares of our common stock and 23,980 shares of our Series A Convertible Preferred Stock. Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share.

        Prior to the Reverse Stock Split, the aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law.

        The shares of Series A Convertible Preferred Stock have a stated compounded dividend of 6% per annum based on the stated value of $1,000 per share, payable as permitted by law and declared by the board of directors, or upon the redemption or conversion of the Series A Convertible Preferred Stock into common stock, if the shares of Series A Convertible Preferred Stock are converted 24 months after their issuance to the holder. The Board of directors may not declare or pay any dividends on the common stock unless a dividend is first declared and paid all unpaid dividends on the Series A Convertible Preferred Stock.

        The holders of the Series A Convertible Preferred Stock shall have the right to two demand registrations, and unlimited "piggy-back" registration rights subject to pro rata cutback at the underwriters' discretion. The holders of the Series A Convertible Preferred Stock have S-3 registration rights, if and when GL Energy qualifies for registration pursuant to Securities and Exchange Commission form S-3. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock. After giving effect to the Reverse Stock Split and the Merger, GL Energy's total issued and outstanding shares of common stock will be approximately 18,699,230.

        The shares of common Stock and Series A Convertible Preferred Stock will be issued to American Southwest's shareholders in exchange for all of the issued and outstanding shares of American Southwest's common stock. The Reorganization Agreement requires us to file the amended and restated Certificate of Incorporation. The Merger is expected to close on or about January 10, 2004, and will become effective upon the filing of the Articles of Merger with the Secretary of State of Delaware. We anticipate that the filing will occur on or about January 10, 2004.

        The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 228 of the Delaware General Corporation Law, referred to herein as the Delaware Code, which provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Prompt notice of the taking of the corporate action without a meeting is to be given to our stockholders.

        Pursuant to the Delaware Code, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the actions. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the Merger and the amended and restated certificate of incorporation, the board of directors decided to use the written consent of the holders of a majority in interest of our outstanding common stock.

        Our controlling stockholder, who beneficially owns approximately fifty and one-half percent (50.50%) of our outstanding common stock entitled to vote on the approval of the Merger and the amendment of the certificate of incorporation changing our name, gave his written consent to approve the foregoing, on October 15, 2004. The subject actions will not be submitted to our other stockholders for a vote and this Information Statement is being provided to them in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement is being sent in compliance with Section 228(e) of the Delaware General Corporation Law.

        We will pay all costs will pay all costs associated with the printing, mailing and distribution of this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. GL Energy will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of GL Energy's common stock.

SUMMARY

        This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the acquisition of American Southwest and the amended and restated Certificate of Incorporation, you should read carefully this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Merger Agreement, and the amended and restated Certificate of Incorporation are attached as appendices to this Information Statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Parties to the Merger

GL ENERGY AND EXPLORATION, INC.
10330 PIONEER BLVD. #290
SANTA FE SPRINGS, CALIFORNIA 90670
TELEPHONE (562) 903-1114 FAX (562) 903-9799

        GL Energy was incorporated in the State of Delaware on October 7, 1998 under the name LRS Group Incorporated. On October 10, 2001 the name of the corporation was changed to GL Energy and Exploration, Inc.

        In February 2003, GL Energy formed a new wholly owned subsidiary, GL Gold, Inc. GL Gold entered into an asset purchase agreement, on February 25, 2003, to acquire a permitted gold mine, two un-permitted groups of mining claims, and options to acquire certain mining equipment, located in Oregon. Under the asset purchase agreement, GL Energy was required to deposit $10,000 and to pay $590,000 for the mining claims, and $150,000 for the equipment. Among other conditions, the asset purchase agreement was required to be closed by April 30, 2003. The closing deadline was extended to July 31, 2003. GL Energy did not close the purchase and wound up GL Gold.

        Prior to May 29, 2003, GL Energy planned to engage in the exploration and mining of tungsten in the Western United States. GL Energy entered into an agreement with Platoro West Inc. ("Platoro"). Platoro is a mineral exploration company that located and recorded mining claims, which it believed contained high concentrations of tungsten. Under the terms of the agreement, if GL Energy defaulted, GL Energy was required to re-convey all of GL Energy's rights, title and interest in the mining claims to Platoro. On October 10, 2001, GL Energy formed GL Tungsten, Inc. as a subsidiary incorporated in the State of Nevada for the purpose of conducting mining exploration under the agreement with Platoro. On August 7, 2003, GL Energy terminated the agreement with Platoro, and GL Energy re-conveyed all of its rights and interest in the mining claims.

        On May 29, 2003, GL Energy entered into an asset purchase agreement with Wellstar International, Inc., a Nevada corporation ("Wellstar") to acquire all of Wellstar's sixty percent (60%) interest in two mineral claims in Chile, known as the LaBarca Deposit and the Duna Choapa Norte Deposit (collectively referred to as the "Claims") and to assume certain joint venture agreements with SEM Mining Corporation S.A. ("SEM Mining"). Under the joint venture agreements, GL Energy agreed to invest $2,000,000 in a pilot plant, and $8,000,000 for a production plant, by January 22, 2004. The terms of the joint venture agreements were amended and the investment deadline was extended.

The new terms required GL Energy to invest $20,000,000. GL Energy did not make the required investment. On April 30, 2004, SEM Mining notified GL Energy of its default, and SEM Mining stipulated to terminate the joint venture agreements.

        On May 5, 2004 GL Energy attempted to acquire a sixty-five percent (65%) interest in High Country Suspension Bridge LLP ("High Country") in exchange for an investment of approximately $1,000,000. In July 2004, GL Energy terminated its effort to acquire an interest in High Country. Since July of 2004, GL Energy sought alternative investment opportunities in various industries.

AMERICAN SOUTHWEST MUSIC, INC.
10330 PIONEER BLVD. #290
SANTA FE SPRINGS, CALIFORNIA 90670
TELEPHONE (562) 903-1114
FAX (562) 903-9799

        American Southwest is a music licensing, recording and distribution company. American Southwest has an office in Santa Fe Springs, California and plans to open a distribution center in Houston, Texas. American Southwest is a development stage company formed in July of 2004. American Southwest acquired the rights to two existing music master catalogs ("Master Catalogs"), which gives American Southwest the exclusive right to commercially exploit several master records that have been previously released for sale to consumers in the form of compact disks and tapes through normal retail distribution channels.

        American Southwest plans to generate revenues by selling copies of records derived from its music catalogs through normal retail distribution channels to consumers in the United States and Canada. American Southwest plans to enter into several licensing agreements with foreign distributors and licensors to sell records derived from its catalog outside of the United States and Canada.

        American Southwest plans to enter into rights acquisition, licensing, distribution and recording agreements ("Distribution Agreements") with third party record labels and production companies ("Labels") to provide American Southwest with master recordings that have not been previously released for sale to consumers ("New Masters"). Through each Distribution Agreement, American Southwest plans to acquire the worldwide copyright and exclusive right to distribute and license records derived from the New Masters, recorded and produced by the various Labels and recording artists.

        In each Distribution Contract, the Labels will agree to deliver one or more New Masters to American Southwest during the term of the Distribution Contract. Each New Master will be required to contain at least ten (10) newly recorded compositions of the featured recording artist(s), having an aggregate playing time of no less than thirty-two (32) minutes ("Albums'), and must be complete and satisfactory to American Southwest.

        If satisfactory, in most cases, within three months of the Label's delivery of an Album to American Southwest, American will release the Album in retail stores throughout the United States and Canada. If the Album realizes commercial success in the United States and Canada, approximately one (1) year after its initial release, the Album will be released in major foreign territories, such as the United Kingdom, Japan, Australia, Germany, and France.

        Whether or when an Album is commercially released is within American Southwest's sole discretion. Prior to and concurrent with the commercial release of an Album, management creates and implements a marketing plan for each Album. The actual amount of money spent marketing Album will determined by American Southwest's management, based upon the historical sales of the recording artist featured on the album, as reported by Soundscan; initial responses to singles on the album by radio and club disc jockey's and radio program directors across the country, as reported by BDS; and the number of initial units of the album purchased by the retailers.

        Pursuant to the terms of each Distribution Agreement, American Southwest pays the Label royalties equal to approximately fifty percent (50%) of the net profits received from the sell of the delivered Album, after all advances made by American Southwest to and on behalf of the Label are recouped through the sale of all of the Albums delivered during the term of the distribution agreement. As defined in each Distribution Agreement, net sales equal all gross receipts received by American Southwest from its distributors from the sale of the album minus all manufacturing costs, marketing and promotion costs, a twenty percent (20%) distribution payable to American Southwest, co-op advertising costs, mechanical royalties, royalties payable to third-parties, and all other expenses paid by American Southwest.

Structure of the Merger

        Upon filing the Certificate of Merger with the Secretary of State of Delaware, referred to herein as the "Effective Date of the Merger," the control of GL Energy will change and we will carry on the business of American Southwest. The change of control will be effected through the following actions:

    •
    American Southwest will merge with and into GL Energy. American Southwest's separate corporate existence will cease, and GL Energy will be the surviving corporation. GL Energy will change its name to "American Southwest Music Distribution Inc.";

    •
    American Southwest has two shareholders. GL Energy will issue 22,500,000 shares of its common stock and 23,980 shares of its Series A Convertible Preferred Stock to the American Southwest shareholders. Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share. Prior to the Reverse Stock Split, the aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock;

    •
    After giving effect to the Reverse Stock Split and the Merger, GL Energy's total issued and outstanding shares of common stock will be approximately 18,699,230, and the American Southwest shareholders will own 17,771,429 shares. The two American Southwest shareholders will collectively own approximately 95% of our issued and outstanding shares of common stock. Our current stockholders will own approximately 5% of our issued and outstanding shares of common stock;

    •
    David Michery and Marcus Sanders will remain our directors. David Michery will continue as our Chief Executive Officer and Kent Puckett will continue as Chief Financial Officer. Marcus Sanders will be appointed as Chief Operating Officer. These officers and directors shall control GL Energy's business and operations; and

    •
    Immediately following the Merger, GL Energy's board of directors will seek from a majority of the shareholders approval, by written consent of the Reverse Stock Split at the rate of 1 share for every 35 shares outstanding, and approval of an increase in the authorized common stock, $.001 par value ("Common Stock"), from 2,857,142 shares to 100,000,000 shares of common stock. The board of directors has already unanimously approved the Reverse Stock Split and concurrent increase in the authorized common stock.

Merger Consideration

        Pursuant to the Merger Agreement, each issued and outstanding share of American Southwest common stock will be converted into the right to receive shares of GL Energy's common stock and Series A Convertible Preferred Stock, in accordance the terms of the Merger Agreement. GL Energy will issue 22,500,000 shares of its common stock and 23,980 shares of its Series A Convertible Preferred Stock to the American Southwest shareholders. Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share. Prior to the Reverse Stock Split, the aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law.

        According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock. GL Energy will not issue fractional shares.

        The shares of Series A Convertible Preferred Stock have a stated compounded dividend of 6% per annum based on the stated value of $1,000 per share, payable as permitted by law and declared by the board of directors, or upon the redemption or conversion of the Series A Convertible Preferred Stock into common stock, if the shares of Series A Convertible Preferred Stock are converted 24 months after their issuance to the holder. The Board of directors may not declare or pay any dividends on the common stock unless a dividend is first declared and paid all unpaid dividends on the Series A Convertible Preferred Stock. The holders of the Series A Convertible Preferred Stock shall have the right to two demand registrations, and unlimited "piggy-back" registration rights subject to pro rata cutback at the underwriters' discretion. The holders of the Series A Convertible Preferred Stock have S-3 registration rights, if and when GL Energy qualifies for registration pursuant to Securities and Exchange Commission form S-3.

Reasons for the Merger

        Our board of directors considered various factors in approving the merger agreement, including:

    •
    GL Energy's current lack of operations;

    •
    GL Energy's and American Music's prospects for the future;

    •
    American Music's potential for growth and expansion; and

    •
    The anticipated increase in shareholder value as a result of the Merger.

        Our board of directors believes that the acquisition of American Southwest will be in the best interest of our stockholders. Our board of directors analyzed American Southwest's prospects and management experience, and believes that acquiring American Southwest's growth potential by means of a merger is gives GL Energy a good opportunity to increase our stockholders' value. Our board of directors did not request a fairness opinion in connection with the Merger.

Cost and Expenses of the Merger

        The Merger Agreement provides that each party will pay its own costs and expenses incurred in connection with the Merger. We agreed to pay all expenses related to the preparation, printing and mailing of this Information Statement and all related filing and other fees.

Appraisal Rights

        Under applicable Delaware law, our stockholders do no have the right to demand appraisal of their shares in connection the actions we are taking by written consent.

Amended and Restated Certificate of Incorporation and Reverse Stock Split

        Our board of directors and the majority stockholder approved an amended and restated certificate of incorporation that will, among other things, (a) approving the Merger between GL Energy and American Southwest and (b) changing our corporate name, upon the closing of the merger, to "American Southwest Music Distribution, Inc." and (c) making certain other changes permitted under Delaware law.

        The board of directors has already unanimously approved the Reverse Stock Split and concurrent increase in the authorized common stock. Immediately following the Effective Date of the Merger, GL Energy's board of directors will seek from a majority of the shareholders approval, by written consent of the Reverse Stock Split at the rate of 1 share for every 35 shares outstanding, and approval of an increase in the authorized common stock, $.001 par value ("Common Stock"), from 2,857,142 shares to 100,000,000 shares of common stock.

Risk Factors

        The merger and related transaction, as well as the ownership of GL Energy's common stock after the Merger, involves a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk Factors," as well as the other information in this Information Statement. In addition to the risks related to the American Southwest's business, described elsewhere in this Information Statement, the Merger entails several risks, including the following:

  •
  The shares that will be issued, as part of the Merger, will dilute GL Energy's current stockholders, and will reduce the current stockholders' percentage of ownership to approximately 5%, which will limit GL Energy's current stockholders' ability to influence corporate matters after the Merger.

        American Southwest has two shareholders. GL Energy will issue 22,500,000 shares of its common stock and 23,980 shares of its Series A Convertible Preferred Stock to the American Southwest shareholders. Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share. Prior to the Reverse Stock Split, the aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock. After giving effect to the Reverse

Stock Split and the Merger, GL Energy's total issued and outstanding shares of common stock will be approximately 18,699,230, and the American Southwest shareholders will own 17,771,429 shares. The two American Southwest shareholders will collectively own approximately 95% of GL Energy's issued and outstanding shares of common stock. GL Energy's current stockholders will own approximately 5% of our issued and outstanding shares of common stock;

  •
  American Southwest's two shareholders will own approximately 95% of our common stock following the Merger, which gives American Southwest shareholders control over corporate matters in the future.

        After the Merger, two American Southwest shareholders will collectively own approximately 95% of GL Energy's issued and outstanding shares of common stock. GL Energy's current stockholders will own approximately 5% of our issued and outstanding shares of common stock. The American Southwest shareholders may effectively control all corporate matters after the Merger.

  •
  After the Merger, one of our officers and directors controls a significant percentage of our common stock, and has control over corporate matters in the future.

        David Michery, who is currently a Director, President and Chief Executive Officer of GL Energy is also the majority shareholder of American Southwest. David Michery does not currently own any shares of GL Energy stock. As consideration for the acquisition and Merger of American Southwest, David Michery will recieve 20,295,000 shares of GL Energy's common stock and 21,630 shares of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock is convertible into 540,750,000 shares of GL Energy's common stock. After the Merger, assuming the conversion of all of the shares of Series A Convertible Preferred Stock and the effect of the Reverse Stock Split, David Michery will own approximately 16,029,858 of GL Energy's common stock or approximately 85.725% of GL Energy's outstanding common stock on a fully-diluted basis. Mr. Michery will be able to significantly influence all matters requiring stockholder approval, including election of directors and approval of significant corporate transactions. This concentration of ownership, which is not subject to any voting restrictions, could limit the price that investors might be willing to pay for common stock. In addition, Mr. Michery may impede transactions that may be desirable to other stockholders.

  •
  Additional future issuances of GL Energy's stock, after the Merger, if necessary to satisfy our working capital needs or to acquire additional assets and business operations will further dilute GL Energy's current stockholders, and reduce the current stockholders percentage ownership further, which will further reduce GL Energy's current stockholders' ability to influence corporate matters after the Merger.

        After the Merger, we will assume American Southwest's business and operation plan, which requires substantial additional capital funds to fully implement. American Southwest will need cash for its future operating costs, marketing costs and to acquire additional assets and businesses. Where appropriate, American Southwest's management plans to borrow money to meet its capital needs or to issue additional shares of GL Energy's stock directly to third parties to acquire additional assets and related business operations. Where management is unable to borrow money or to use its capital stock as consideration for acquisitions, American Southwest will seek investments in exchange for the issuance of GL Energy's stock. American Southwest's management currently plans to raise $6,000,000 through an offering of its securities. The issuance of the additional shares will further reduce GL Energy's current shareholders' ability to influence corporate matters after the Merger.

  •
  The market price of our common stock may decline after the Merger, if the integration of American Southwest and GL Energy is unsuccessful.

Directors and Executive Management Following the Merger

        Following completion of the Merger, all of the current members of our board of directors will remain on the Board of Directors. Our management and directors are anticipated to include:

Name	Age	Position to be Held with the Company
David Michery	38	Chief Executive Officer and Director
Kent Puckett	40	Chief Financial Officer and Director
Marcus A. Sanders	42	Chief Operating Officer, General Counsel and Director

        David Michery—Chief Executive Officer and Director. David Michery has worked in the music business for 17 years. His area's of expertise include, but are not limited to, domestic distribution, intellectual properties, music publishing, copyrights; licensing, international distribution, sales, marketing and promotion. He was Chief Executive Officer and President of American Southwest Music Distribution since its inception in June 2004. He was the founder and Chief Executive Officer of American Music Corporation from September 1999 to May 2004. He was also President of Celestial Breakaway Entertainment from October 1996 to October 1998.

        Kent Puckett—Chief Financial Officer and Director. Kent Puckett has been an accountant for 15 years and has accounting, tax and financial experience in corporations, mergers and acquisitions, intellectual property, copyrights and licensing in the entertainment industry. From 1999 to 2003 he worked for A-1 Business Service with a focus on clients in the entertainment industry and as a tax specialist. From January 2004 to the present he has been working for Direct Business Service as an entertainment accountant and tax specialist, corporate structure advisor, financial analyst, and financial transaction specialist. Mr. Puckett is also a part owner of this business. Mr. Puckett received a Bachelors degree in Business Administration from Pensacola Christian College.

        Marcus Sanders—Chief Operating Officer, General Counsel, and Director. Marcus Sanders has been an attorney for 17 years, and he has legal experience in corporate and securities law, mergers and acquisitions; business bankruptcy; intellectual property and copyrights; licensing; software development; entertainment industry contracts; product distribution contracts; domestic and transnational joint venture and corporate partnering transactions; commercial real estate development and finance; reorganization and restructuring transactions; employment contracts; insurance coverage. From 1999 to present, has had a solo practice and has served as legal counsel for several public and privately held companies in various industries, and has been legal counsel for several recording artists and independent recording companies. Mr. Sanders holds a Bachelors of Art degree from the University of California, Davis, and a Juris Doctorate from the University of California, Berkeley.

CONTROLLING STOCKHOLDER

        On October 15, 2004, the following controlling stockholder, owning approximately 50.50% of GL Energy's common stock, consented in writing to approve the Merger Agreement, the Name Change, and the amended and restated certificate of incorporation. The information in the table does not reflect the Merger, the issuance of shares pursuant to the Merger, or the proposed Reverse Stock Split.

Name and Address	Number of Shares Owned	Percent of Ownership
Donald Byers #300 - 1497 Marine Drive West Vancouver, BC Canada V7T 1B8	16,400,000	50.50%

        No other stockholder gave written consent. Under Delaware law, we are required to give all stockholders prompt written notice of any actions that are taken by written consent without a stockholders meeting. Under Section 14(c) of the Securities Exchange Act of 1934, the actions taken by written consent, without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent, as required by Delaware law, and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

        Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed merger or other corporate actions to be taken in connection with the Merger.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE MERGER

        The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the merger, by each stockholder expected by us to be the beneficial owner of more than 5% of GL Energy's common stock and by each of our anticipated directors and executive officers and all of the anticipated directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons listed below is GL Energy and Exploration, Inc., 10330 Pioneer Blvd., #290, Santa Fe Springs, California 90670. Unless otherwise indicated in the footnotes to the following table, the person named beneficial owns the shares of record. For the purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the Effective Date of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. An asterisk denotes beneficial ownership of less than 1%. The information in the table assumes the conversion of the all of the preferred shares into common stock, and does not reflect the proposed Reverse Stock Split.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Beneficial Owners:
David Michery(1)	561,045,000	85.73
Kent Puckett(2)	60,955,000	9.31
Directors and Executive Officers
David Michery Chief Executive Officer and Director	561,045,000	85.73
Kent Puckett Chief Financial Officer and Director	60,955,000	9.31
Marcus A. Sanders Chief Operating Officer, General Counsel and Director	-0-	-0-
All directors and executive officers a group (3 persons)	622,000,000	95.04

(1)
GL Energy will issue a total 22,500,000 shares of its common stock and 23,980 shares of its Series A Convertible Preferred Stock to the American Southwest shareholders. David Michery and Kent Puckett are the sole shareholders of American Southwest. Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share. The aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy, at that time. At the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter the number of shares of common stock which will be issued upon conversion of the preferred shares will be reduced 17,128,572. Immediately following the Merger, GL Energy's board of directors will seek shareholder approval, by written consent from the holders of a majority of the outstanding voting stock, of the Reverse Stock Split at the rate of 1 share for every 35 shares outstanding. The board of directors has already unanimously approved the Reverse Stock Split. After giving effect to the Reverse Stock Split and the Merger, American Southwest shareholders will own an aggregate 17,771,429 shares of common stock. Pursuant to the Merger Agreement, David Michery will receive 20,295,000 shares of GL Energy's common stock and 21,630 shares of GL Energy's Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock is convertible into 540,750,000 shares of GL Energy's common stock. After the approval of the Reverse Stock Split, David Michery will own 16,029,857 shares of GL Energy's common stock.

(2)
Pursuant to the Merger Agreement, Kent Puckett will receive 2,205,000 shares of GL Energy's common stock, and 2,350 shares of GL Energy's Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock is convertible into 58,750,000 shares of GL Energy's common stock. After the approval of the Reverse Stock Split, Kent Puckett will own 1,741,572 shares of GL Energy's common stock.

RISK FACTORS

        You should be aware that there are several risks involved in the Merger and related to American Southwest's business, including those described below. You should carefully consider the information set forth in this Information Statement.

Risks Relating to the Merger

  •
  GL Energy's current stockholders have no opportunity to approve or disapprove the Merger and will experience substantial dilution in connection with the Merger.

        Under Delaware law, the actions described herein could have routinely be taken at a meeting of stockholders, but have been taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders, other than our one controlling stockholder, are not asked to approve or disapprove these matters. In addition, because GL Energy does not have assets and has limited operating history, in the event the merger transaction is consummated as described herein, our current stockholders will experience substantial dilution in their ownership interest of GL Energy.

  •
  We cannot assure you that there will be an active trading market for GL Energy's common stock.

        Even though GL Energy's shares of common stock are expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. All of the shares of stock issued as part of the Merger will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Holders of those shares may be required to retain their shares for a long period of time, because the shares may not be resold or otherwise transferred, without registration or reliance upon a valid exemption from registration.

Risks Relating to Our Business After the Completion of the Merger

  •
  American Music's limited operating history makes evaluating its business difficult, and we cannot not assure you that we will generate significant revenues or achieve profitability.

        American Southwest is a development stage company formed in July of 2004. American Southwest acquired the rights to two existing music Master Catalogs. Therefore, we have an extremely limited operating history upon which shareholders may base an evaluation of American Southwest performance or any assumption as to the likelihood that we will be profitable. American Southwest's prospects must be considered in light of the risks, expenses, delays, problems and difficulties frequently encountered in the establishment of a new business and the competitive environment in which we operate. There can be no assurance that we will be able to generate significant revenues or achieve profitable operations.

  •
  Being a public company will increase American Southwest's administrative costs, which could result in lower than expected income, and make it more difficult for us to attract and retain key personnel.

        As a public company, we will incur significant legal, accounting and other expenses that American Southwest would not have incurred as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, require changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we will create several board committees, implement additional internal controls and disclosure controls and procedures, retain a transfer agent, a bank note company, and a financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under the securities laws. These rules and regulations could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee, and qualified executive officers.

  •
  Our stock may be less attractive to potential investors, because we do not anticipate paying dividends in the foreseeable future.

        We anticipate retaining future earnings and other cash resources for the future operation and development of our business and we do not intend to declare or pay any cash dividends in the foreseeable future. Future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

  •
  It may be difficult for a third party to acquire us, and this could depress our stock price.

        The General Corporations Law of the State of Delaware, our amended and restated certificate of incorporation and amended and bylaws contain provisions that could delay, defer or prevent a change in control of GL Energy or our management. These provisions could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result of these provisions, the price that investors may be willing to pay in the future for our shares of common stock may be limited. For example:

    •
    Without prior stockholder approval, the board of directors has the authority to issue one or more classes of Series A Convertible Preferred Stock with rights senior to those of common stock and to determine the rights, privileges and inference of that Series A Convertible Preferred Stock;

    •
    There is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

    •
    Stockholders cannot call a special meeting of stockholders; and

    •
    Our advance notice requirements for proposing matters that can be acted upon by stockholders at a meeting.

  •
  We may not be able to obtain sufficient capital to implement American Music's Business Plan.

        To successfully implement American Music's Business Plan, we need access to capital. Our ability to implement our business plan will be limited unless we are able to obtain capital through additional debt or equity financing. We cannot assure that such debt or equity financing will be obtained or that, if obtained, such financing will be on terms that are favorable to us or sufficient for our needs. If we are unable to obtain sufficient financing, we may be unable to fully implement our business plan, and we may be required to limit or discontinue our operations.

  •
  The volatility of our stock price affect our may adversely affect the market price for our common stock.

        GL Energy's common stock is quoted on the OTC Bulletin Board. The market price of GL Energy's common stock has historically been volatile. We believe the market price of the common stock could continue to fluctuate substantially, based on a variety of factors, including quarterly fluctuations in results of operations, timing of product releases, announcements of new products and acquisitions or acquisitions by our competitors, changes in earnings estimates by research analysts, and changes in accounting treatments or principles. The market price of our common stock may be affected by our ability to meet or exceed analysts' or "street" expectations, and any failure to meet or exceed such expectations could have a material adverse effect on the market price of our common stock. Furthermore, stock prices for many companies, particularly entertainment companies, fluctuate widely for reasons that may be unrelated to their operating results. These fluctuations and general economic, political and market conditions, such as recessions or international currency fluctuations and demand for our products, may adversely affect the market price of our common stock.

  •
  Acquisitions involve risks that could cause our actual growth to differ from our expectations and lower the market price for our common stock

        While we are not currently a party to any agreements or understandings for any material acquisitions, we expect to continue to seek to acquire master recordings, music publishing rights and other record companies. Acquisitions involve risks that could cause our actual growth to differ from our expectations. For example:

    •
    We may not be successful in identifying attractive acquisitions. We compete with other companies to acquire master recordings, music publishing rights and other record companies. We expect that this competition will continue, which may inhibit our ability to complete suitable acquisitions on favorable terms.

    •
    We may be unable to successfully integrate acquired businesses and realize anticipated economic, operational and other benefits in a timely manner. If we are unable to successfully integrate acquired businesses, product lines and personnel, we may incur substantial costs and delays or other operational, technical or financial problems. In addition, efforts to integrate or failure to successfully integrate acquisitions may divert management's attention from our existing business and may damage our relationships with our key employees and customers.

Risks Inherent in the Recorded Music Industry

  •
  The recorded music industry is highly competitive, and we cannot assure the success of our individual products, nor the overall success of our business plan.

        The recorded music industry is highly competitive. We face competition for discretionary consumer purchases of our products from other record companies and other entertainment companies, such as film and video companies. In the United States four record companies control eighty percent (80%) of record sales: Warner Music Group, Universal Music Group, Sony Music Entertainment, and EMI. Independent record companies generate the balance of record sales. Our ability to compete in this market depends largely on:

    •
    The skill and creativity of our employees and their relationships with artists;

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    Our ability to sign new and established artists and songwriters;

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    The expansion and utilization of our music catalog;

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    The acquisition of licenses to enable us to create compilation packages;

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    The effective and efficient distribution our products; and

    •
    Our ability to build and maintain a reputation for producing, licensing, acquiring, marketing and distributing high quality music.

  •
  Since we are in a creative industry, we may be able to generate sufficient revenues from successful releases to exceed the costs of unsuccessful product releases.

        The recorded music industry, like other creative industries, involves a substantial degree of risk. Each recording is an individual artistic work, and its commercial success is primarily determined by consumer taste, which is unpredictable and constantly changing. As a result, we cannot assure the financial success of any particular release, the timing of success or the popularity of any particular artist. We may be unable to generate sufficient revenues from successful releases to cover the costs of unsuccessful releases.

  •
  Delays in the delivery of new master records by third-party labels could materially adversely affect our business, financial results, and operating results.

        The timing of releases of New Masters may materially affect our business, financial condition and results of operations. To secure New Masters for release and sale to consumers, we will enter into Distribution Agreements with third party Labels. Pursuant to these Distribution Agreements, the third party Labels agree to deliver to us commercially satisfactory master recordings that have not been previously released for sale to consumers. Our results of operations are subject to seasonal variations. In particular, our revenues and operating income are affected by end-of-the-year holiday sales. In accordance with industry practice, we record revenues for music products when the products are shipped to retailers. In anticipation of holiday sales, retailers purchase products from us prior to December. As a result, our revenues and operating income typically decline during December, January and February. If releases planned for the peak holiday season are delayed, our business, financial results and operating results could be materially adversely affected.

  •
  If we experience higher than expected returns, our financial condition could be materially and adversely affected.

        Our products are sold on a returnable basis, which is standard music industry practice. We set reserves for future returns of products estimated based on return policies and experience. We expect that our actual return experience will be within standard industry parameters. However, we may experience an increase in returns over our established reserves. If this occurs our business, results of operations and financial condition could be materially and adversely affected.

  •
  Losses of Key Personnel could materially and adversely affect our business, financial condition or results of operations.

        Our success depends largely on the skills, experience and efforts of our executive officers and key employees, especially our Chairman and Chief Executive Officer, David Michery. The loss of the services of Mr. Michery or other members of our senior management, could materially adversely affect our business, financial condition or results of operations. In addition, in large part, our success will depend on our ability to attract and retain qualified management, marketing and sales personnel. We experience competition for qualified personnel with other companies and organizations. Our inability to hire or retain qualified personnel could have a material adverse effect on our business, financial condition or results of operations.

AGREEMENT AND PLAN OF REORGANIZATION AND THE MERGER

Summary of Terms

        The following is only a summary of the material provisions of the Agreement of Merger and Plan of Reorganization ("Merger Agreement"), dated as of October 13, 2004, by and among, G.L. Energy and American Southwest. This summary is not intended to be exhaustive. The Merger Agreement is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

        On October 13, 2004, we entered into an Agreement of Merger and Plan of Reorganization with American Southwest, in order to facilitate a merger with American Southwest. The acquisition is to be accomplished through a merger of American Southwest, with and into GL Energy, with GL Energy being the survivor of the Merger. Pursuant to the Merger, each issued and outstanding share of American Southwest common stock and each issued will be converted into the right to receive 22,500,000 shares of GL Energy common stock and 23,980 shares of GL Energy's Series A Convertible Preferred Stock. As part of the Merger, we will also amend and restate our certificate of incorporation to, among other things, (a) change our corporate name to "American Southwest Music Distribution, Inc.", (b) effect a one share for thirty-five shares reverse split of our common stock, and (c) increase our authorized capitalization.

        Upon closing of the Merger, American Southwest stockholders will own approximately 95% of our issued and outstanding common stock and our current stockholders will own approximately 5%. The purpose of the Merger is to allow us to acquire and carry on American Southwest's business. It is anticipated that becoming a publicly held reporting company will enhance American Southwest's business visibility and ability to attract and use additional sources of capital.

        Donald Byers, the controlling stockholder of GL Energy, beneficially owns 16,400,000 of the outstanding 32,473,042 shares of common stock, representing approximately 50.50% of the outstanding shares. The controlling stockholder has, in connection with the transactions contemplated by the Merger Agreement, executed a written consent to approve the Merger Agreement and authorize an amendment and restatement of our certificate of incorporation change our corporate name to "American Southwest Music Distribution, Inc."

        Pursuant to Delaware law, we are hereby notifying our stockholders of the approval of the foregoing matters and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C, which will be mailed to all stockholders of record as of the record date established therefore.

        Immediately following the Merger, GL Energy's board of directors will seek from a majority of the shareholders approval, by written consent of the Reverse Stock Split at the rate of 1 share for every 35 shares outstanding, and approval of an increase in the authorized common stock, $.001 par value ("Common Stock"), from 2,857,142 shares to 100,000,000 shares of common stock. The board of directors has already unanimously approved the Reverse Stock Split and concurrent increase in the authorized common stock.

GL Energy's Reasons for the Merger

        Our board of directors considered various factors in approving the merger agreement, including:

    •
    GL Energy's current lack of operations;

    •
    GL Energy's and American Music's prospects for the future;

    •
    American Music's potential for growth and expansion; and

    •
    The anticipated increase in shareholder value as a result of the Merger.

        Our board of directors believes that the acquisition of American Southwest will be in the best interest of our stockholders. Our board of directors analyzed American Southwest's prospects and management experience, and believes that acquiring American Southwest's growth potential by means of a merger is gives GL Energy a good opportunity to increase our stockholders' value. Our board of directors did not request a fairness opinion in connection with the Merger.

        Neither GL Energy nor American Southwest retained the services of an investment banker or requested a fairness opinion in connection with the merger transaction.

Material Terms of the Merger Agreement

        Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, American Southwest will merge with and into GL Energy. The separate corporate existence of American Southwest will cease, and GL Energy will be the surviving corporation. After the Reverse Stock Split and conversion of the shares of Series A Convertible Preferred Stock, we will have issued an aggregate of 17,771,429 shares of our post-reverse split common stock to the American Southwest stockholders in exchange for 100% of the issued and outstanding shares of American Southwest's common stock. The effective date of the Merger and the issuance of our shares of common stock and Series A Convertible Preferred Stock in the Merger will take place immediately after the date that is 20 days after the date on which this Information Statement has been mailed to the stockholders. Immediately prior to the effective time of the merger, we will file amended and restated certificate of incorporation which, among other things, will change our corporate name to "American Southwest Music Distribution."

        At the Close of the Merger, the members of the GL Energy's board of directors holding office immediately prior to the effective time will remain as the members of the board of directors of the surviving corporation, and all persons who are holding offices at the Close of the Merger will continue to hold the same offices of the surviving corporation.

        The Merger will be consummated by the filing of a certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the Delaware Code, with the Secretary of State of Delaware. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the Merger Agreement.

Closing Date of Merger

        We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before October 27, 2004, although we now anticipate closing on or before January 10, 2004.

Merger Consideration

        At the Close of the Merger, all of American Southwest's shares of capital stock will automatically be cancelled and retired, and each holder of such stock immediately prior to the Merger will cease to have any rights with respect to those shares, except the right to receive shares of our common stock and Series A Convertible Series A Convertible Preferred Stock.

        At the close of the Merger, GL Energy will issue 22,500,000 shares of its common stock and 23,980 shares of its Series A Convertible Preferred Stock to the American Southwest shareholders.

        Each share of the Series A Convertible Preferred Stock has a face value of $1,000.00 per share, and is convertible into shares of GL Energy's common stock at the rate of $.04 per share. Prior to the Reverse Stock Split, the aggregate number of shares of common stock in which the Series A Convertible Preferred Stock may be converted is 599,500,000. Each share of Series A Convertible Preferred Stock entitles their holder to vote the number shares equal to the number of shares of common stock into which the shares of Series A Convertible Preferred Stock may be converted. The holders of the common stock and the Series A Convertible Preferred Stock vote as a single class on all matters on which GL Energy's stockholders vote, except where otherwise required by law. According to their terms, the shares of Series A Convertible Preferred Stock automatically convert into common stock on the effective date of the Reverse Stock Split, and all of the Series A Convertible Preferred Stock will be surrendered to GL Energy

        Upon written request of the holder of at least fifty percent (50%) of the outstanding Series A Convertible Preferred Stock, as a class, including the common stock issued on conversion of the Series A Convertible Preferred Stock, up to two times, may demand that GL Energy and we must at our sole cost and expense, register under the applicable federal and state securities laws for resale by the holder of all of the common stock issued or issuable to the holder pursuant to the conversion of the Series A Convertible Preferred Stock, and to maintain such registrations or qualifications effective for all periods during which any portion of the Series A Convertible Preferred Stock may be converted. If GL Energy registers any of its securities on any form on which the common issued or issuable to holder pursuant to the conversion of the Series A Convertible Preferred Stock are eligible to be registered, GL Energy agrees to give written notice to the holder, and upon notice, GL Energy will include the holder's shares in the registration.

        The number of common shares in which the shares of Series A Convertible Preferred Stock may converted shall be adjusted in the same proportion as the common stock if our board of directors, with approval of the majority of shareholders, resolve to make adjustments in our capital stock by stock splits or issuance of stock dividends. Therefore, at the time of the Reverse Stock Split, the shares of Series A Convertible Preferred Stock shall be adjusted in the same proportion as the common stock, and will thereafter be convertible into 17,128,572 shares of common stock

        The holder or subsequent holders of the Series A Convertible Preferred Stock shall be entitled to receive dividends in preference to any dividend on the common stock of the Issuer at the rate of six percent (6%) per annum based on the stated value of $1,000 per share, payable as permitted by law and declared by the Board of Directors, or upon the redemption or conversion of the Series A Convertible Preferred Stock, if the shares of the Series A Convertible Preferred Stock are converted 24 months after their issuance to the holder. The Board of Directors may not declare or pay any dividends on the common stock unless a dividend is first declared and paid all unpaid dividends on the Shares. The dividends are non-cumulative.

        If Issuer liquidates, dissolves or winds-up its business, whether voluntary or otherwise, after Issuer pays its debts and other liabilities, the holder of the Series A Convertible Shares will be entitled to receive from the remaining net assets, before any distribution to the holders of our common stock, the amount of $1,000 per share held, in cash plus payment of all accrued but unpaid dividends. The holders will not be entitled to receive any other payments if we liquidate, dissolve or wind-up our business. A sale of substantially all of our assets shall be deemed to be liquidation.

        No fraction of any share of our common stock will be issued to any former holder of American Southwest's stock; rather, the number of shares of our common stock otherwise issuable, if other than a whole number, will be rounded to the nearest whole number.

EXHIBIT 1

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

This Agreement of Merger and Plan of Reorganization ("Agreement") is made and entered into on October 13, 2004, by and among G.L. Energy and Exploration, a Delaware corporation, as buyer ("Company"); American Southwest Music Distribution, Inc., a Texas corporation ("American"); and certain persons executing this Agreement in their capacity as shareholders of American ("American Holders").

RECITALS:

        A.    The American Holders collectively own of record and beneficially 4,294 shares of common stock, with a par value of .001, of American (collectively, the "American Shares"), which are all the shares of American capital stock issued and outstanding; and

        B.    The American Holders desire to sell to the Company, and the Company desires to purchase from the American Holders, all of the American Shares, on the terms and subject to the conditions of this Agreement; and

        C.    The respective boards of directors of American and the Company have approved the execution of this Agreement and performance of the parties' respective obligations herein; and

        D.    The shareholders of the Company through an Action by Written Consent of the Majority of Stockholders approve the acquisition and merger agreement described herein: and

        E.    The shareholders of American by their signatures on this Agreement approve the acquisition and merger agreement described herein.

        NOW THEREFORE, for and in consideration of the premises and the mutual promises and undertakings contained herein, and for other good and valuable consideration, and subject to the terms and conditions of this Agreement, the parties hereto agree as follows:

1.     AGREEMENT OF MERGER.

        1.1    Agreement of Merger.    Pursuant to the terms of this Agreement, the Parties hereto agree to execute and file, in accordance with the General Corporation Law of the State of Delaware, the Agreement of Merger, in the form set forth and attached hereto as Exhibit A.

2.     THE EXCHANGE.

        2.1    Sale and Purchase of the American Shares.    On the terms and subject to conditions of this Agreement, at the Closing (defined below), the American Holders shall sell, transfer, assign, convey and deliver to the Company, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under applicable securities laws or as expressly agreed to herein by the Company), and the Company shall purchase, accept and acquire, all of the 4,294 American Shares from the American Holders, such purchase and sale being herein sometimes referred to as the "Exchange." The Company shall receive good and merchantable title to the American Shares. It is intended among all the parties that the Exchange shall constitute a tax-free reorganization within the meaning of Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("Code").

AMERICAN____________    Company____________    AMERICAN SHAREHOLDERS_________________ _______

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        2.2    Issuance of Exchange Shares.    In full payment for the American Shares, the Company shall ratably issue and deliver to the American Holders in proportion to their respective ownership of the American Shares, as set forth on SCHEDULE 1.1 to this Agreement, attached hereto and incorporated herein, an aggregate of 22,500,000 shares of the Company's common stock, .001 par value per share, and 23,980 shares of (voting) preferred stock with the value of $1,000.00 per share and convertible into common stock at a conversion rate of $0.04 per share (collectively the "Exchange Shares").

        The Exchange Shares will, when issued, be validly issued, fully paid, and nonassessable; the sale, issuance and delivery of the Exchange Shares on the terms herein contemplated has been authorized by all requisite corporate action of the Company; and the Exchange Shares will not be subject to any preemptive rights, options or similar rights on the part of any shareholder or creditor of the Company or any other person. The Exchange Shares shall be issued to the American Holders in the respective denominations set forth on SCHEDULE 1.2 to this Agreement.

        2.3    Exchange Shares Not Registered.    The Exchange Shares when issued will not be registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or states, but shall be issued in reliance upon the exemptions from registration provided by Section 4(2) of the Act and/or Rule 505 or 506 of Regulation D under the Act and under analogous state securities laws, on the grounds that the Exchange does not involve any public offering. The Exchange Shares will be "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Act and must be held indefinitely, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale. The prior written consent of the Company will be necessary for any transfer of any or all of the Exchange Shares, unless the shares have been duly registered under the Act or the transfer is made in accordance with Rule 144 or other available exemption under the Act. Nothing in this Agreement, however, precludes the subsequent registration of the Exchange Shares under the Act for resale on any appropriate form. All certificates evidencing the Exchange Shares shall, unless and until removed in accordance with law, bear a restrictive legend substantially in the following form:

  "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

        2.4    Closing.    Subject to the conditions precedent set forth herein, the consummation of the Control Exchange and any other transactions herein contemplated ("Closing") shall take place either at the offices of American, at 10330 Pioneer Blvd. #290, Santa Fe Springs, California 90670 or by the exchange of documents via courier, on or before October 27, 2004, which is herein referred to as the "Closing Date". The parties may by unanimous agreement provide for one or more postponements of the Closing.

        2.5    Further Assurances.    American and the American Holders agree to execute all documents and instruments and to take or to cause to be taken all actions which the Company deems necessary or appropriate to complete the transactions contemplated by this Agreement, whether before or after the Closing.

3.     OTHER AGREEMENTS OF THE PARTIES.

        3.1    Initial Reverse Split; Etc.    The parties agree that as soon as possible following the Closing, the common stock of the Company shall undergo a 1:35 reverse split pursuant to which every common share of the Company then issued and outstanding shall be changed into one-thirty-fifth (1/35th) of a common share (the "Initial Reverse Split"). The parties also agree that, in conjunction with the Initial Reverse Split, the number of common shares authorized shall be increased so that 100,000,000 common shares shall be authorized and available after giving effect to the Initial Reverse Split.

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        3.1    Change of the Company's Name.    The parties agree that, as soon as reasonably possible following the Closing, a special meeting of the Company's shareholders shall be called for the purpose of voting upon a change of the Company's name to American Southwest Music Distribution or a substantially similar name. The American Holders agree to vote their Exchange Shares in favor of the name change.

        3.2    Company and American to Obtain Audited Financial Statements.    The parties acknowledge that American has not yet obtained its audited financial statements for fiscal year ended September, 30 2004. It is agreed that as soon as reasonably possible after the Closing, the Company and American (including all American subsidiaries) shall obtain the audited financial statements called for by Item 310 of Regulation S-B of the Securities and Exchange Commission, including the required balance sheets, and statements of cash flows, operations and changes in stockholders' equity, together with all required footnotes and schedules, audited by certified public accountants who are members of the SEC Practice Section of the AICPA. Such statements shall be prepared in accordance with generally accepted accounting principles and applicable SEC rules and regulations, applied on a consistent basis.

4.    AMERICAN'S REPRESENTATIONS AND WARRANTIES.    American hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

        (a)    Organization and Standing.    American is a corporation duly organized, validly existing and in good standing under the laws of Texas, with all requisite power and authority to carry on the business in which it is engaged, to own the properties and assets it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

        (b)    Capitalization.    American's authorized capital stock consists of 9,000 shares of common stock, with a .001 par value, of which 4,294 shares have been issued and are outstanding, and 1,000 shares of Preferred Stock are authorized, but none of the shares of Preferred Stock have ever been issued. All of the American Shares have been duly authorized, validly issued, and are fully paid and nonassessable. Except as expressed in this section, American does not have any other outstanding equity securities, options, warrants or similar instruments. SCHEDULE 1.1 sets forth the names and addresses of all holders of capital stock of American and the number of shares of common stock held by each, which is an accurate and complete list. No person has preemptive or similar rights as to the American Shares.

        (c)    Subsidiaries.    American currently has and at Closing will have no subsidiaries.

        (d)    Litigation.    There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting the American Shares, American or any of its properties or assets in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum which, if determined adversely to American, would materially affect its business, prospects, properties or financial condition or American's right to conduct its business as being conducted or expected to be conducted. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which the American Shares or American is a party or by which it is bound or affected.

        (e)    Estoppel.    All statements made in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith, by American are true, correct and complete as of the date of this Agreement and will be so as of the Closing Date. All statements contained in any certificate made by any official of American and delivered to the Company shall be deemed representations and warranties of American.

        (f)    Compliance with Laws and Permits.    American has complied in all material respects with its articles of incorporation and bylaws (each as amended to date), all applicable laws, regulations and

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rules, all applicable orders, judgments, writs, decrees or injunctions of federal, state and municipal governments or any department, agency or other instrumentality thereof, domestic or foreign, applicable to its business or properties, and has not done or omitted to do any act or acts which singly or in the aggregate are in violation of any of the foregoing. American has obtained all federal, provincial and municipal licenses and permits necessary to its properties and operations, is not in violation of any such license or permit and has not received any notification that any revocation or limitation thereof is pending or threatened.

        (g)    No Undisclosed Material Liabilities.    American has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise), including liabilities as guarantor or surety or otherwise for the obligations of others and tax liabilities due or to become due, except as described in writing to the Company. There is no basis for any material claim against American's assets, which involves an amount in excess of $30,877.88, except as disclosed in writing to the Company. American has no creditors whose prior consent might be required by law to the Exchange.

        (h)    Material Transactions and Adverse Changes.    Except as has been disclosed in writing to the Company, American has not and as of the Closing Date will not have: (i) suffered any materially adverse change in its assets taken as a whole; (ii) suffered any damage or destruction in the nature of a casualty loss to any one or more of its assets, whether or not covered by insurance, which singly or in the aggregate are materially adverse to the properties or business of American; (iii) made any change in any method of accounting or accounting practice, including the revaluation of any of its assets; or (iv) agreed in writing or otherwise to take any action prohibited in this Section.

        (i)    Taxes.    All income, excise, unemployment, social security, occupational, franchise, ad valorem and other taxes, duties, assessments or charges levied, assessed or imposed upon American by any federal, state or municipal government or subdivision or instrumentality thereof have been duly paid or adequately provided for, and all required tax returns or reports concerning any such items have been duly filed. Adequate reserves have been established for all income and other tax liabilities. American has not waived any statute of limitations with respect to any tax liability whatever for any period prior to the date of this Agreement or agreed to any extension of time with respect to a tax assessment or liability. No consents have been filed by American pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended.

        (j)    Documents Genuine.    All originals and/or copies of American's articles of incorporation and bylaws, each as amended to date, and all minutes of meetings and written consents in lieu of meetings of directors and shareholders of American, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to the Company, are and will be true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

        (k)    Financial Statements and Records.    American will provide to the Company its current financial statements, and all such statements shall fairly present the assets, liabilities and financial condition of American as of the respective dates thereof, and all shall have been prepared in conformity with generally accepted accounting principles, consistently applied during the periods covered. For purposes of this Agreement, such statements shall include all notes thereto. American also will furnish to the Company copies of its other books, accounts and records as requested.

        (l)    Authorization and Validity.    The execution, delivery and performance by American of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by American and all necessary approvals of the shareholder(s) of American will have been obtained by the Closing Date. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by American and constitutes and will constitute legal, valid and binding obligations of

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American, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

        (m)    Consents; Approvals; Conflict.    Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for American and the American Holders to consummate the Exchange. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, or constitute a breach of, and no prior approval is necessary by or under, American's articles of incorporation, bylaws or any note, mortgage, indenture, deed of trust, lease, obligation, or other agreement or instrument to which American is a party.

5.    REPRESENTATIONS AND WARRANTIES OF THE AMERICAN HOLDERS.    The American Holders each represent and warrant to the Company that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

        (a)   Each American Holder owns of record and beneficially all the American Shares respectively shown next to his, her or its name on SCHEDULE 1.1 to this Agreement; and his, her or its American Shares are free and clear of all liens, claims, rights or other encumbrances whatever and of all options and similar rights of third persons; and no person has or will have any right in and to such shares except as are created by force of law under any marital, community property or similar rights. No third party has or at Closing will have any right of first refusal, pre-emptive right, option or similar right to acquire any of the American Shares except as disclosed to the Company in writing prior to the Closing. Each American Holder represents and warrants that he, she or it is not now insolvent and will not be insolvent after selling and delivering the American Shares to the Company on the terms of this Agreement, and each American Holder is receiving new consideration at least equal to the full and fair value of the American Shares being sold. Each American Holder has the full right, power and legal capacity to enter into this Agreement and sell and deliver the American Shares to the Company. As to each American Holder, which is a corporation or other entity, all requisite corporate or equivalent action has been taken necessary to approve the execution and performance of this Agreement.

        (b)   American and the American Holders understand and acknowledge that the Company is not profitable and does not have full-time or professional management, and that the officers and directors of the Company after the Closing will be the current officers and directors of or persons designated by American. Each American Holder recognizes that the Exchange Shares are speculative and involve a high degree of risk, and that the prospects and future success of the Company depend principally upon the American Holders and management designated by American.

        (c)   Each American Holder acknowledges and agrees that he, she or it or his, her or its representatives have been furnished with or offered substantially the same kind of information regarding the Company and its business, assets, financial condition and plan of operation as would be contained in a registration statement and included prospectus prepared in connection with a public offering of the Exchange Shares. Each American Holder further represents that he, she or it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, financial condition and plan of operation and the terms and conditions of the issuance of the Exchange Shares.

        (d)   In connection with the issuance and delivery of the Exchange Shares, each of the American Holders understands and acknowledges that the Exchange Shares have not been registered under the Act or any state laws in reliance upon exemptions from registration and that such shares will be restricted and subject to significant restrictions on transfer, as described in Section 1.    of this Agreement. Each American Holder is acquiring the Exchange Shares for his, her or its own account, and not for the account of any other person and not for distribution, assignment or resale to others, or for pledge or hypothecation, and no other person has or is intended to have a direct or indirect

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ownership or contractual interest in the Exchange Shares except as may exist or arise under marital property laws or otherwise by operation of law.

        (e)   The American Holder, alone or together with the American Holder's adviser(s), has such knowledge and experience in financial, tax and business matters as to enable American Holder to utilize the information made available by the Company, in connection with the Exchange and issuance of the Exchange Shares, to evaluate the merits and risks of acquiring the Exchange Shares and to make an informed investment decision with respect thereto.

        (f)    All information which each American Holder has provided or will provide to the Company is or will be correct and complete as of the date furnished to the Company, and, if there should be any material change in such information prior to the Closing as to a American Holder, that American Holder will immediately provide the Company with such information.

        (g)   No American Holder was solicited by the Company by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or made available over telephone lines by any information service, or any seminar or meeting whose attendees had been invited by any means of general solicitation or general advertising.

        (h)   Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, the Company has not made any representation or warranty to any American Holder in connection with this Agreement. Each American Holder's decision to enter into the Exchange is based upon his, her or its own independent judgment and investigation and not on any representations and warranties of the Company other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

        (i)    To the best of the knowledge of each American Holder, all of the representations and warranties of American set forth in this Agreement are accurate and true.

6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.    Unless specifically stated otherwise, the Company represents and warrants to the other parties that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date.

        (a)    Organization and Good Standing; Authority.    The Company is and on the Closing Date will be duly organized, validly existing and in good standing under the laws of the State of Delaware, entitled to own its properties and operate its business as now being conducted. The Company has corporate power and authority to enter into this Agreement and the related agreements contemplated herein, to executive and deliver and perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

        (b)    Authorized Capitalization.    As provided in its Articles of Incorporation, the authorized capital stock of the Company consists of 100,000,000 shares of common stock, $0.001 par value, of which 32,473,042 are issued and outstanding, and 5,000,000 shares of Preferred Stock authorized, with a $0.001 par value, no preferred shares are issued and outstanding.

        (c)    Outstanding Options, Warrants or Other Rights.    Pursuant to the Company's 2004 Equity Performance Plan and an additional registration statement filed with the Securities and Exchange Commission on Form S-8, under the Securities Act of 1933, as amended ("the Act"), there are 45,000,000 shares of common stock which may be issued pursuant to a resolution of the Board of Directors authorizing such issuance for the purpose of the compensation of Directors, Officers, and outside consultants.

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        (d)    Subsidiaries.    The Company has and as of the Closing will have no subsidiaries.

        (e)    Documents Genuine.    All originals and/or copies of the Company's articles of incorporation and bylaws, each as amended to date, and all minutes of meetings and written consents in lieu of meetings of shareholders, directors and committees of directors of the Company, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to American, are and will be true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

        (f)    Litigation.    There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting the Company in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which the Company is a party or by which it is bound or affected.

        (g)    Authorization and Validity.    The execution, delivery and performance by the Company of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Company. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

        (h)    Financial Statements.    The Company will provide to American all of the Company's financial books and records such audited and unaudited financial statements of the Company, back to inception, as exist and as American requests. All such statements shall fairly present the assets, liabilities and financial condition of the Company as of the respective dates thereof, and all shall have been prepared in conformity with generally accepted accounting principles, consistently applied during the periods covered. For purposes of this Agreement, such statements shall include all notes thereto.

        (i)    No Undisclosed Material Liabilities.    The Company has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise), which singly or in the aggregate are material to it, except as disclosed in the Company's financial statements or otherwise disclosed in writing to American.

        (j)    Taxes.    All income, excise, unemployment, social security, occupational, franchise and other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof have been duly paid or adequately provided for, and all required tax returns or reports concerning any such items have been duly filed or will be so filed.

        (k)    Indebtedness to or from Affiliates.    The Company is not and will not be indebted to any officer, director, employee or shareholder thereof as of the Closing Date, except as set forth in Financial Statements, attached to and incorporated herein.

        (l)    Salaries.    No person currently receives a salary or other cash compensation from the Company, and no person will receive a salary or other cash compensation from the Company prior to Closing.

        (m)    Insurance.    The Company does not now have any insurance policy in effect and will not obtain any insurance policy prior to Closing.

        (n)    Books, Records and Accounts.    Except for the minute book and accounting and corporate records of the Company furnished to American, there are no other books, records or accounts of the

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Company. American shall have the right to review and obtain the records, books and accounts of the Company, all and sundry.

        (o)    Estoppel.    All statements made herein, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith by the Company are true, correct and complete as of the date of this Agreement and will be so as of the Closing. All statements contained in any certificate made by any officer or director of the Company and delivered to American shall be deemed representations and warranties of the Company.

        (p)    Consents; Approvals; Conflict.    No consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to execute and perform its obligations under this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of the Company's articles of incorporation and bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement of instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company.

        (q)    Restrictive Covenants.    Prior to the consummation of the proposed Exchange, the Company shall not engage in any business or activity other than attempting to consummate the Exchange. Furthermore, the Company will not, without the prior written authorization of American, (i) make any changes in its capital structure, (ii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course, (iii) declare or pay any dividend or make any other distribution with respect to its capital stock, (iv) issue, sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities, (v) make any investment of a capital nature, or (vi) enter into any contract, agreement, or other commitment which is material to the Company.

        (r)    Disclaimer of Further Warranties; Etc.    Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, American has made no other representation or warranty to the Company in connection with the Exchange. The Company's decision to enter into the Exchange is based upon the Company's own independent judgment and investigation and not on any representations and warranties of American other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

7.    CONDITIONS TO OBLIGATIONS OF THE PARTIES; DELIVERIES.    All obligations of the parties under this Agreement are subject to the accuracy and truthfulness of all representations of the other parties, and the fulfillment, prior to the Closing, of all conditions precedent and to performance of all covenants and agreements and completion of all deliveries contemplated herein, unless specifically waived in writing by the party entitled to performance or to demand fulfillment of the covenant or delivery of the documents.

        7.1    Documents to be Delivered to the Company.    At the Closing, the following documents shall be delivered to the Company by American or the American Holders, as the case may be, which documents shall be satisfactory in form and content to the Company's counsel:

          (a)   Certificates executed by the chief executive officer and the chief financial or accounting officer of American, dated the Closing Date, certifying that the representations and warranties of American contained in this Agreement and the information set forth in all Schedules and Exhibits of American hereto are then true and correct and that American has complied with all agreements and conditions required by this Agreement and all related agreements to be performed or complied with by American.

          (b)   A copy of the directors' resolution or the minutes of the meeting of the directors of American approving the execution and performance of this Agreement.

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          (c)   All Schedules, properly filled out, and all documents and Exhibits called for in this Agreement.

        7.2    Documents to be Delivered to American and the American Holders.    Prior to the Closing, and as a condition precedent to Closing, each of the following documents shall be delivered to American and the American Holders by the Company, and the documents must be satisfactory in form and content to American Holders, American and its counsel:

        (a)   Current Company Bylaws.

        (b)   Articles of Incorporation, including all amendments.

        (c)   Minutes from all Board of Directors Meetings and Shareholders Meetings from inception.

        (d)   To the American Holders, certificates evidencing the Exchange Shares in the proper denominations.

        7.3    Conditions Precedent.    The obligations of the parties under this Agreement are subject to the satisfaction of the following conditions (in addition to other conditions and terms of this Agreement), unless waived in writing, on or prior to the Closing:

        (a)    Representations and Warranties Correct.    The representations and warranties of every party contained in this Agreement shall be in all material respects true and correct on and as of the Closing Date as if made on such date.

        (b)    Compliance.    The Company, American and the American Holders each shall have performed all covenants and agreements, satisfied all conditions and complied with all other terms and provisions of this Agreement to be respectively performed, satisfied or complied with by it as of the Closing Date.

        (c)    No Errors or Misrepresentations.    The Company shall not have discovered any material error, misstatement or omission in or failure of any representation or warranty made by any of the other parties, and American shall not have discovered any material error, misstatement or omission in or failure of any representation or warranty made by the Company.

        (d)    Due Diligence Examination.    The Company and American shall have completed their due diligence examination of the other party to their satisfaction, including all books, records, contracts, documents listed in paragraph 6.2 and other documents and all financial affairs of the other party.

        (e)    Legal Matters.    All legal matters in connection with this Agreement and the consummation of all transactions herein contemplated, and all documents and instruments delivered in connection herewith shall be reasonably satisfactory in form to each party.

        (f)    No Litigation or Proceedings.    No injunction or restraining order of any federal or state court is in effect which prevents the purchase of the Assets or issuance and delivery of the Exchange Shares, and no lawsuit or other proceeding has been filed by any person by the Closing Date contesting or attempting to enjoin either action, and no action is taken and no law is passed after the date of this Agreement which prevents the Exchange.

8.    OTHER COVENANTS OF THE PARTIES.    The parties agree that, prior to the Closing:

        (a)    Effectuation of this Agreement.    The parties hereto each will use their best efforts to cause this Agreement and all related agreements to become effective, and all transactions herein and therein contemplated to be consummated, in accordance with its and their terms, to obtain all required consents, waivers and authorizations of governmental entities and other third parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal, local and state laws, rules and regulations as may be applicable to the contemplated transactions.

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        (b)    Restriction on Action.    The parties each agree that he or it will not do any thing or act prohibited by this Agreement or any related agreement, or fail to do any thing or act which he or it has undertaken to do in this Agreement or any related agreement.

        (c)    Access and Information.    To the extent each party deems necessary for purposes of this Agreement and the transactions contemplated hereby, American and the Company each shall permit the other, its counsel, accountants and other representatives to have full access, upon reasonable notice and during regular business hours, throughout the period prior to Closing, to its equipment, assets, properties, books and records, and will cause to be furnished to the requesting party and its representatives during such period all information it or its representatives may reasonably request.

        (d)    Public Release of Information.    The Company shall not issue any press release or make any other public release of information concerning the Exchange or this Agreement without the prior written consent of American, and neither American nor any American Holder shall issue any press release or make any other public release of information concerning the Exchange or this Agreement without the Company's prior written consent.

        (e)    SEC Filings.    American and the American Holders acknowledge and agree that, at least ten (10) calendar days prior to consummation of the Exchange, an information statement containing the information required by SEC Rule 14f-1 shall be filed by the Company with the Securities and Exchange Commission and mailed to the Company's shareholders. American and the American holders also acknowledge and agree that, no later than four (4) calendar days following the Closing, the Company is required to file a report on Form 8-K with the Securities and Exchange Commission containing (or incorporating by reference) all required information. Both the Company and American will participate in the preparation of the Rule 14f-1 information statement and Form 8-K report, and neither document shall be filed or mailed out until both the Company and American have given their consent thereto.

9.    INDEMNIFICATION.

        9.1    Indemnification by American.    American agrees to defend, indemnify and hold the Company, any subsidiary or affiliate thereof, and its respective successors, officers, directors and controlling persons (the "Indemnified Company Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of (a) the breach of any representation made by American or a American Holder herein or in accordance herewith; (b) the breach of any warranty or covenant made by American or a American Holder herein or in accordance herewith; or (c) any claim, whether made before or after the date of this Agreement, or any litigation, proceeding or governmental investigation, whether commenced before or after the date of this Agreement, arising out of the business of American or arising out of any act or occurrence prior to, or any state of facts existing as of the Closing.

        9.2    Indemnification by the Company.    The Company agrees to defend, indemnify and hold American, any subsidiary or affiliate thereof, and its respective successors, officers, directors and controlling persons (the "Indemnified American Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorney's fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of (a) the breach of any representation made by the Company herein or in accordance herewith; (b) the breach of any warranty or covenant made by the Company herein or in accordance herewith; or (c) any claim, litigation, proceeding or governmental investigation, whether commenced before or after the date of this Agreement, arising out of any act or occurrence prior to, or any state of facts existing as of the Closing.

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        9.3    Survival of Covenants and Warranties.    The representations, warranties, covenants and agreements made by American on the one hand, and the Company on the other hand, shall survive the Closing and shall be fully enforceable at law or in equity against such other party and its successors and assigns for a period of one year after the Closing Date. Any investigation at any time made by or on behalf of (or any disclosure to) any party hereto shall not diminish in any respect whatsoever its right to rely on the representations and warranties of the other party hereto.

        9.4    Notice of Claims.    The Company and American each agree to give prompt written notice to the other of any claim against the party giving notice which might give rise to a claim by it against the other party hereto based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice will not affect the obligation of the indemnifying party to provide indemnification in accordance with the provisions of this Section 10 unless, and only to the extent that, such indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against any member of the Indemnified American Group or the Indemnified Company Group with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. Neither party hereto shall make any settlement of any claim which might give rise to liability of the other party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

10.   TERMINATION OF THIS AGREEMENT.

        10.1    Grounds for Termination.    This Agreement shall terminate:

          (a)   By mutual written consent of the Company and American;

          (b)   By American or the Company, if:

            (i)    All the conditions precedent to its respective obligations hereunder have not been satisfied or waived prior to the Closing Date, as it may be accelerated or extended, or if any American Holder refuses to execute this Agreement;

            (ii)   Any party shall have defaulted or refused to perform in any material respect under this Agreement, or if the Company or American should have reasonable cause to believe there has been a material representation concerning, or failure or breach of, any representation or warranty by the other party, or if it appears that either American or the Company has committed any unlawful acts affecting the other party;

            (iii)  The transactions contemplated in this Agreement and related agreements have not been consummated on the Closing Date, as it may be mutually accelerated or extended, or

            (iv)  Either the Company or American shall reasonably determine that the transactions contemplated in this Agreement have become inadvisable by reason of the institution or threat by any federal, state or municipal governmental authorities or by other person whatever of a formal investigation or of any action, suit or proceeding of any kind against either or both parties which in one party's reasonable belief is material in light of the other party's business, prospects, properties or financial condition;

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        10.2    Manner of Termination.    Any termination of this Agreement (other than an automatic termination) shall be made in accordance with the above listed grounds and, if terminated by American or the Company, shall be accompanied by a copy of the resolution of the terminating party's board of directors. Written notice of termination shall be given to the other party as required in this Agreement as promptly as is practical under the circumstances. Upon a party's receipt of such termination notice, this Agreement shall terminate and the transactions herein contemplated shall be abandoned without further action by the parties.

        10.3    Survival of Confidentiality Provisions.    Upon termination of this Agreement for any reason, (i) the covenants of the parties concerning the confidentiality and proprietary nature of all documents and other information furnished hereunder shall remain in force except as to information which has otherwise become public knowledge, and (ii) each party shall promptly return all documents received from the other party in connection with this Agreement. This Section constitutes a mutual covenant of the parties, and either may judicially enforce it.

11.    CONFIDENTIALITY PROVISIONS.    In connection with the proposed Exchange, the Company may, from time to time, furnish American and/or its representatives with certain Confidential Information (as defined below). As used in this Section, the terms "Company", "American" and "American Holders" includes their respective advisers, representatives, employees and agents and all successors and assigns. In consideration of the Company furnishing (prior to and subsequent to the date hereof) such Confidential Information, American and the American Holders agree as follows:

        (a)    Confidential Information.    Confidential Information means any and all memoranda, manuals, data, reports, interpretations, forecasts, market plans, market analyses, and records containing or otherwise reflecting information concerning the Company which is not available to the general public and which the Company later provides or has previously provided to American or any American Holder, together with analyses, compilations, forecasts, studies or other documents prepared by the Company, its agents, representatives (including lawyers, accountants and financial advisors) or employees which contain or otherwise reflect the foregoing described information, as well as any oral communications with respect to the foregoing.

          The term Confidential Information shall not include any information which (i) is or becomes generally available to the public other than as a result of a disclosure by American or a American Holder, or (ii) become available to American or a American Holder on a non-confidential basis from a source other than the Company or its agents which is not known to American or the American Holder to be prohibited from disclosing such Confidential Information to it by a legal, contractual or fiduciary obligation to the Company.

        (b)    Confidentiality.    The Confidential Information will be kept confidential and shall not, without the prior written consent of the Company, be disclosed by American or a American Holder, other than in connection with this Agreement. American and the American Holders agree to reveal the Confidential Information only to their representatives and employees who need to know the Confidential Information for the purposes described herein, who are informed by American or the American Holder, as the case may be, of the confidential nature of the Confidential Information and who shall agree in writing to act in accordance with the terms and conditions of this Confidential Agreement. American and the American Holders shall be liable for any breach of this Confidentiality provision by its or his respective representatives or employees.

          Without the prior written consent of the Company, except as required by law, American and the American Holders will not disclose to any person the fact that the Confidential Information has been made available, nor make any announcement that discussions or negotiations are taking place or have taken place concerning the matters set forth in this Agreement or any of the terms, conditions or other facts with respect to any transaction the Company is negotiating, including the status thereof.

12

        (c)    Return of Confidential Information.    Promptly upon completion or termination of this Agreement, all copies of the Confidential Information, except for that portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by American or a American Holder, will be returned to the Company. That portion of the Confidential Information that consists of analyses, compilations, forecasts, studies or other documents prepared by American or a American Holder and oral Confidential Information may be retained by American or the American Holder and kept confidential and subject to the terms of this Confidentiality Agreement or destroyed upon the request of the Company. Such destruction will be confirmed in writing to the Company.

        (d)    Accuracy of Confidential Information.    American and the American Holders acknowledge that the Company makes no express or implied representation or warranty as to the accuracy or completeness of the Confidential Information, and the Company expressly disclaims any and all liability that may be based on the Confidential Information, errors therein or omissions therefrom.

        (e)    Protective Order.    In the event that American or a American Holder or anyone to whom it or he transmits the Confidential Information becomes legally compelled to disclose any of the Confidential Information or any information relating to American's or a American Holder's opinion, judgment or recommendations concerning the Company as developed from the Confidential Information, American or the American Holder, as the case may be, will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such waiver or such protective order or other remedy is not obtained, American or the affected American Holder(s) will furnish only that portion of the Confidential Information which it or they are advised by written opinion of legal counsel is legally required, and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information. Neither American nor any American Holder shall oppose action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

        (f)    Reciprocal Nature of this Covenant.    In the event that American or a American Holder provides Confidential Information to the Company, then the Company shall have the same obligation as American and the American Holders in this Section, and American or such American Holder(s) shall have the same rights and remedies as the Company set forth in this Section with respect to such Confidential Information.

12.   MISCELLANEOUS PROVISIONS.

        (a)    Assignment.    Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment, except that the Company may direct such an assignment to a wholly owned subsidiary corporation. No such assignment shall relieve the assignor of any obligations created under this Agreement.

        (b)    Parties in Interest; No Third Party Beneficiaries.    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder, except as expressly set forth in this Agreement.

        (c)    Entire Agreement.    This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements

13

and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

        (d)    Severability.    If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Further, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

        (e)    Survival of Representations, Warranties and Covenants.    The representations, warranties and covenants of all parties contained herein shall survive the Closing, and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company or American, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

        (f)    Interpretation.    This Agreement shall be governed by and construed under the laws of the State of Delaware and shall be interpreted as if all parties participated equally in its drafting. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular provision in this Agreement, unless otherwise noted.

        (g)    Notice.    Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by telefax transmission or by delivery by use of a messenger which regularly retains its delivery receipts. Such notice shall be deemed received on the date on which it is delivered to the addressee. For purposes of notice, the addresses of the parties shall be, if to a American Holder, sent to American for forwarding, and:

If to American Southwest Music Distribution:	Mr. David Michery 10330 PINOEER BLVD. #290 SANTA FE SPRINGS, CALIFORNIA 90670 TELEPHONE (562) 903-1114 FAX (562) 903-9799
If to the Company:	Mr. Marcus Sanders Director GL Energy and Exploration, Inc. 4105 Galenez Way Antioch, California 94531 TELEPHONE (510) 684-8147

        (h)    No Finders.    Each party represents and warrants to the others and agrees that it has not employed or engaged, and will not employ or engage, any person as a finder or broker in connection with the transactions contemplated herein, and that no person is entitled to compensation as a finder or broker. Each party hereby indemnifies the other parties and holds the other parties harmless from and against any claims of any third persons claiming to have acted as a finder or broker in connection

14

with the transactions herein contemplated, and such indemnity shall include all expenses, costs and damages arising from or related to such claims, including reasonable attorneys fees.

        (i)    Expenses.    Except as otherwise provided in this letter, the Company and American shall bear their own fees and expenses incurred in connection with the transactions contemplated herein.

        (j)    Counterparts.    This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

        (k)    Prevailing Party Clause.    In the event of any litigation or proceeding arising as a result of the breach of this Agreement or the failure to perform hereunder, or failure or untruthfulness of any representation or warranty herein, the party or parties prevailing in such litigation or proceeding shall be entitled to collect the costs and expenses of bringing or defending such litigation or proceeding, including reasonable attorneys' fees, from the party or parties not prevailing.

        (l)    Relationship of the Parties.    Nothing in this Agreement is intended to be construed so as to suggest that the parties hereto are partners or joint venturers, or that any party or its employees is the employee or agent of the other. Neither American nor the Company has any express or implied right or authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party to any contract, agreement, arrangement, understanding or undertaking with any third party.

        (m)    No Purchases of Common Stock.    American and the American Holders agree that neither they nor their respective affiliates will directly or indirectly purchase or cause any other person to purchase shares of the Company's common stock, whether publicly or privately, until a press release announcing this Agreement and the general terms of the Exchange has been publicly disseminated.

        (n)    Exhibits, Schedules, etc.    Each Exhibit to this Agreement shall be initialed by American and the Company, and each Schedule shall be initialed by the party providing it. Any Schedule provided by American Holders shall be initialed by all of the American Holders. If a Schedule does not apply, it must nonetheless be furnished and marked "not applicable." The information contained in every Schedule shall be updated as necessary as of a date as close as possible to the Closing Date and must be accurate and complete as of the Closing Date. Each party signing this Agreement represents and warrants, to all other parties, by such signature that he, she or it has carefully read this Agreement in its entirety and understands the provisions of this Agreement.

        IN WITNESS WHEREOF, all parties have executed this Agreement, and American and the Company have initialed every preceding page hereof, as of the dates respectively indicated below.

G.L. Energy and Exploration		American Southwest Music Distribution
By	Marcus A. Sanders General Counsel	By	David Michery President

15

SHAREHOLDERS' SIGNATURE PAGE
to Agreement and Plan of Reorganization

X	David Michery	X	Kent Puckett

16

SCHEDULE 1.1 Shareholders of American Southwest Music Distribution

Shareholder Name and Address	Number of Shares Held
David Michery 10330 PINOEER BLVD. #290 SANTA FE SPRINGS, CALIFORNIA 90670 TELEPHONE (562) 903-1114 FAX (562) 903-9799	3,873 shares of common stock
Kent Puckett 10330 PINOEER BLVD. #290 SANTA FE SPRINGS, CALIFORNIA 90670 TELEPHONE (562) 903-1114 FAX (562) 903-9799	421 shares of common stock

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SCHEDULE 1.2

	Name	No. American Shares Owned	No. Exchange Shares Issuable
1.	David Michery	3,873	20,295,000 Common Shares
			21,630 Convertible Preferred Shares (Voting) convertible into 540,750,000 common shares
2.	Kent Puckett	421	2,205,000 Common Shares
			2,350 Convertible Preferred Shares (Voting) convertible into 58,750,000 common shares
	Totals	4,294	22,500,000 Common Shares
			23,980 Convertible Preferred Shares (Voting) convertible into 599,500,000 common shares

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EXHIBIT 2

AMERICAN SOUTHWEST
MUSIC DISTRIBUTION, INC.
AUDITED FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION
(JULY 1, 2004)
TO
AUGUST 31, 2004

[KBL, LLP Letterhead]

Auditors' report

To the Stockholders
American Southwest Music Distribution, Inc.
Santa Fe Springs, California

        We have audited the accompanying balance sheet of American Southwest Music Distribution, Inc. as of August 31, 2004, and the related statements of operations, changes in stockholders' equity, and cash flows, for the period from inception (July 1, 2004) to August 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Southwest Music Distribution, Inc as of August 31, 2004, and the results of its operations and its cash flows for the period from inception (July 1, 2004) to August 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

KBL, LLP
KBL, LLP
Certified Public Accountants

October 13, 2004

1

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
BALANCE SHEET
AUGUST 31, 2004

Assets
Current assets
Cash	$2,236
Prepaid expenses	2,101

Total current assets	4,337

Fixed assets
Furniture and fixtures	40,500
Equipment	38,237

78,737
Less: accumulated depreciation	50

Net fixed assets	78,687

Other assets
Music catalog (net of accumulated amortization of $0)	4,216,000
Security deposits	4,295

Total other assets	4,220,295

Total assets	$4,303,319

See auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

2

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
BALANCE SHEET
AUGUST 31, 2004

Liabilities and Stockholders' Equity
Current liabilities
Accounts and accrued expenses payable	$8,347
Notes payable (Note 1)	31,225

Total current liabilities	39,572

Total liabilities	39,572

Stockholders' equity
Common stock (9,000 shares $.001 par value authorized, 4,294 shares issued and outstanding respectively)	4
Preferred stock (1,000 shares $0 par value authorized, 0 shares issued and outstanding respectively)	—
Additional paid-in capital	4,294,733
Accumulated deficit	(30,990)

Total stockholders' equity	4,263,747

Total liabilities and stockholders' equity	$4,303,319

See auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

3

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION
(JULY 1, 2004)
TO
AUGUST 31, 2004

Revenue	$—
Operating expenses
Salaries	7,281
Payroll tax expense	870
Professional fees	11,245
Rent	3,900
Office expense	3,322
Telephone	2,467
Repairs and maintenance	1,700
Insurance	155
Depreciation and amortization	50

Total operating expenses	30,990

Net loss	$(30,990)

See auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

4

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM INCEPTION
(JULY 1, 2004)
TO
AUGUST 31, 2004

	Common Stock	Additional paid-in capital	Accumulated deficit	Total stockholders' equity
Balance, beginning of of year	$—	$—	$—	$—
Common shares issued for cash		2,000		2,000
Common shares issued for furniture and fixtures, and equipment		76,737		76,737
Common shares issued for music catalog	4	4,215,996		4,216,000
Net loss			(30,990)	(30,990)

Balance, end of period	$4	$4,294,733	$(30,990)	$4,263,747

See auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

5

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION
(JULY 1, 2004)
TO
AUGUST 31, 2004

Cash flows from operating activities
Net loss	$(30,990)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization	50
Changes in operating assets and liabilities
Increase in prepaid expenses	(2,101)
Increase in security deposits	(4,295)
Increase in accounts and accrued expenses payable	8,347

Net cash used by operating activities	(28,989)

Cash flows from investing activities
Acquisition of furniture and fixtures, and equipment	(78,737)
Acquisition of music catalog	(4,216,000)

Net cash used by investing activities	(4,294,737)

Cash flows from financing activities
Common shares issued for cash	2,000
Common shares issued for furniture and fixtures, and equipment	76,737
Common shares issued for music catalog	4,216,000
Proceeds from notes payable	31,225

Net cash used by investing activities	4,325,962

Increase in cash and cash equivalents	2,236
Cash and cash equivalents, beginning of year	—

Cash and cash equivalents, end of period	$2,236

Supplementary disclosures of cash flow information
Cash paid during the year for:
Income taxes	$—
Interest expense	—

See auditors' report, the summary of significant accounting policies, and the accompanying notes to the financial statements.

6

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

        American Southwest Music Distribution, Inc. ("the Company") was incorporated in the State of Texas in May of 2004. The Company remained inactive until it commenced operations in July of 2004. The Company currently maintains offices in Santa Fe Springs, California and plans to open a distribution center in Houston, Texas.

        The Company was created to generate revenue through music licensing, recording, and distribution. The Company acquired the rights to several music master catalogs for the purpose of generating revenues from the sale of records derived from these catalogs.

Cash and cash equivalents

        The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are carried at cost, which approximates market value.

Accounting basis

        The Company uses the accrual basis of accounting for financial statement and income tax reporting. Accordingly revenues are recognized when services are rendered and expenses realized when the obligation is incurred.

Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results may differ from these estimates.

Fixed assets

        Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Description	Estimated useful life
Furniture and fixtures	5 years
Equipment	5 years

Music catalog

        The cost basis in the music catalog is recorded at cost. Amortization is computed using the straight-line method over periods ranging from 1 to 5 years.

Income taxes

        The Company accounts for income taxes using the asset and liability method as required by Statement of Financial Accounting Standards No. 109, under which deferred tax assets and liabilities are determined based upon the differences between financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred taxes also are recognized for operating losses that are available to offset future taxable income.

        Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

See auditors' report and the accompanying notes to the financial statements.

7

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1—NOTES PAYABLE

        Notes payable are as follows:

$21,225 note dated August 31, 2004 due to the Company's President. The note accrues interest at a rate of 5.5% per annum. The entire outstanding unpaid principal balance plus accrued interest is due and payable on August 31, 2005. There shall be no pre-payment of any kind without the written consent of both parties.	$21,225
$10,000 note dated August 31, 2004. The note accrues interest at a rate of 6.5% per annum. The entire outstanding unpaid principal balance plus accrued interest is due and payable on August 31, 2005. There shall be no pre-payment of any kind without the written consent of both parties.	10,000

$31,225

NOTE 2—EQUITY AND RELATED PARTY TRANSACTIONS

        During 2004 the Company issued 470 shares and 3,746 shares of its $.001 par value common stock to Out of Control Records, Inc. and Celestial Breakaway Records in exchange for music catalogs valued at $470,000 and $3,746,000 respectively. Out of Control Records, Inc. and Celestial Breakaway Records are owned and controlled by the Company's President, David Michery. In addition the Company issued 76 shares of its $.001 par value common stock to David Michery in exchange for furniture and fixtures, and equipment valued at $76,737. David Michery also paid $2,000 for 2 shares of $.001 par value common stock.

NOTE 3—OPERATING FACILITIES

        The Company maintains its offices in Santa Fe, Springs, California under an sublease operating agreement. The sublease agreement requires monthly payments of $3,900, and expires August 31, 2006. Future minimum lease payments are as follows:

August 31, 2005	$46,807
2006	46,807

See auditors' report and the summary of significant accounting policies.

8

QuickLinks

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER
TABLE OF CONTENTS
  FORWARD LOOKING INFORMATION
  GENERAL
  SUMMARY
  CONTROLLING STOCKHOLDER
  SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE MERGER
  RISK FACTORS
  AGREEMENT AND PLAN OF REORGANIZATION AND THE MERGER
EXHIBIT 1
SHAREHOLDERS' SIGNATURE PAGE to Agreement and Plan of Reorganization
EXHIBIT 2
Contents
Auditors' report
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. BALANCE SHEET AUGUST 31, 2004
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. BALANCE SHEET AUGUST 31, 2004
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. STATEMENT OF OPERATIONS FOR THE PERIOD FROM INCEPTION (JULY 1, 2004) TO AUGUST 31, 2004
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE PERIOD FROM INCEPTION (JULY 1, 2004) TO AUGUST 31, 2004
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. STATEMENT OF CASH FLOWS FOR THE PERIOD FROM INCEPTION (JULY 1, 2004) TO AUGUST 31, 2004
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC. NOTES TO THE FINANCIAL STATEMENTS